UNITED STATES
SECURITIES AND EXCHANGE COMMISISSION
WASHINGTON, DC 20549

FORM 8-K
_________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: 12/19/05
(Date of Earliest Event Reported)

DICON FIBEROPTICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

California
(State or Other Jurisdiction of Incorporation or Organization)

000-49939	94-3006185
(Commission File Number)	(IRS Employer Identification No.)

1689 Regatta Blvd.
Richmond, California	94804
(Address of Principal Executive Offices)	(Zip Code)

(510) 620-5000
(Registrant¡¦s Telephone Number, Including Area Code)
_________________________

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)
On December 19, 2005, Jannett Wang submitted her resignation as Vice President Administration (principal financial officer) of DiCon Fiberoptics, Inc. effective January 2, 2006. No replacement for her position has been designated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DICON FIBEROPTICS, INC.,
(Registrant)

Date: 12/21/05                      By: /s/ Jannett Wang

Name: Jannett Wang

Title:  Vice President of Administration
                                   (principal financial officer)